CERTIFICATION FILED AS EXHIBIT 13(B) TO FORM N-CSR

Name of Issuer:	AMG FUNDS IV: AMG GW&K U.S. SMALL CAP GROWTH FUND, AMG MANAGERS DOUBLELINE CORE PLUS BOND FUND, AMG MANAGERS FAIRPOINTE ESG EQUITY FUND, AMG MANAGERS FAIRPOINTE MID CAP FUND, AMG MANAGERS GUARDIAN CAPITAL GLOBAL DIVIDEND FUND, AMG MANAGERS LAKE PARTNERS LASSO ALTERNATIVES FUND, AMG MANAGERS LMCG SMALL CAP GROWTH FUND, AMG MANAGERS MONTAG & CALDWELL BALANCED FUND, AMG MANAGERS MONTAG & CALDWELL GROWTH FUND, AMG MANAGERS MONTAG & CALDWELL MID CAP GROWTH FUND, AMG MANAGERS PICTET INTERNATIONAL FUND, AMG MANAGERS SILVERCREST SMALL CAP FUND, AMG MANAGERS VALUE PARTNERS ASIA DIVIDEND FUND, AMG RIVER ROAD DIVIDEND ALL CAP VALUE FUND, AMG RIVER ROAD DIVIDEND ALL CAP VALUE FUND II, AMG RIVER ROAD FOCUSED ABSOLUTE VALUE FUND, AMG RIVER ROAD LONG-SHORT FUND, AMG RIVER ROAD SMALL-MID CAP VALUE FUND, AND AMG RIVER ROAD SMALL CAP VALUE FUND

In connection with the Report on Form N-CSR of the above-named issuer that is accompanied by this certification, the undersigned hereby certifies, to his knowledge, that:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the issuer.

Dated: July 9, 2018

/s/ Keitha L. Kinne
Keitha L. Kinne
Principal Executive Officer

CERTIFICATION FILED AS EXHIBIT 13(B) TO FORM N-CSR

Name of Issuer:	AMG FUNDS IV: AMG GW&K U.S. SMALL CAP GROWTH FUND, AMG MANAGERS DOUBLELINE CORE PLUS BOND FUND, AMG MANAGERS FAIRPOINTE ESG EQUITY FUND, AMG MANAGERS FAIRPOINTE MID CAP FUND, AMG MANAGERS GUARDIAN CAPITAL GLOBAL DIVIDEND FUND, AMG MANAGERS LAKE PARTNERS LASSO ALTERNATIVES FUND, AMG MANAGERS LMCG SMALL CAP GROWTH FUND, AMG MANAGERS MONTAG & CALDWELL BALANCED FUND, AMG MANAGERS MONTAG & CALDWELL GROWTH FUND, AMG MANAGERS MONTAG & CALDWELL MID CAP GROWTH FUND, AMG MANAGERS PICTET INTERNATIONAL FUND, AMG MANAGERS SILVERCREST SMALL CAP FUND, AMG MANAGERS VALUE PARTNERS ASIA DIVIDEND FUND, AMG RIVER ROAD DIVIDEND ALL CAP VALUE FUND, AMG RIVER ROAD DIVIDEND ALL CAP VALUE FUND II, AMG RIVER ROAD FOCUSED ABSOLUTE VALUE FUND, AMG RIVER ROAD LONG-SHORT FUND, AMG RIVER ROAD SMALL-MID CAP VALUE FUND, AND AMG RIVER ROAD SMALL CAP VALUE FUND

In connection with the Report on Form N-CSR of the above-named issuer that is accompanied by this certification, the undersigned hereby certifies, to his knowledge, that:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the issuer.

Dated: July 9, 2018

/s/ Thomas Disbrow
Thomas Disbrow Principal Financial Officer